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                                                                      EXHIBIT 23




            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-10099) of Popular, Inc. of our report dated June 25, 2004, relating to the financial statements of Equity One, Inc. Retirement & Savings Plan, which appears in this Form 11-K.


/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP
New York, New York
June 25, 2004